                                                                    EXHIBIT 10.8

                        SEVENTH AMENDMENT TO LICENSE AND
                           OEM MANUFACTURING AGREEMENT


         The License and OEM Manufacturing Agreement ("LOEMMA") with an effective date of July 1, 2002, by and among EchoStar Satellite Corporation, EchoStar Technologies Corporation and Thomson multimedia Inc. is hereby amended as follows:

         1.       Section 11.16 is amended to read:

         The Parties shall mutually agree to a trademark agreement (the "Trademark Agreement") to be attached as Exhibit E hereto on or before August 26, 2002.

         2. Unless specifically defined herein, all defined terms will have the meaning ascribed to such terms in the LOEMMA. The LOEMMA shall remain in all other respects unchanged.


EchoStar Satellite Corporation             EchoStar Technologies Corporation

By:                                        By:
         -------------------------                  --------------------------

Title:                                     Title:
         -------------------------                  --------------------------

Date:                                      Date:
         -------------------------                  --------------------------


Thomson multimedia Inc.

By:
         -------------------------

Title:
         -------------------------

Date:
         -------------------------